                                                                   EXHIBIT 10.31



                             PARTNERS IN PERFORMANCE

                            LONG-TERM INCENTIVE PLAN




                  Levi Strauss Associates Inc. and Subsidiaries




                                  CONFIDENTIAL
                                  ------------

ABOUT THIS MATERIAL
--------------------------------------------------------------------------------

This document describes how the Long-Term Incentive Plan works. It explains:

 .     Purpose of the Plan;

 .     Who administers the Plan;

 .     Who is eligible to receive incentives;

 .     How incentive target amounts are set;

 .     What type of incentive is granted under the Plan;

 .     How individual incentive grants are determined;

 .     What a Performance Unit is and how it works;

 .     When incentives are earned and paid; and

 .     What happens in the event of termination of employment.

For more specific information on how the Plan works, refer to the Partners in Performance Compensation Guidelines. This material also refers to other compensation and human resources programs. While it may be used as a stand alone document, a broader understanding of all Company compensation programs and the Performance Management Process will provide important perspective.

CONTENTS
--------------------------------------------------------------------------------

                                                                           Page

Long-Term Incentive Plan                                                    1


Appendix One: Performance Units                                             10


Appendix Two: Glossary of Terms                                             13

LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

The Long-Term Incentive Plan rewards employees for making contributions, over time, to the Company's success. Incentive grants are based on achieving long-term Company financial performance objectives and the performance of each individual Participant.

PURPOSE OF PLAN
---------------

 .     Serve as a single plan covering salaried employees worldwide.

 .     Align employee and shareholder interests.

 .     Provide a financial incentive for meeting long-term corporate objectives and increasing shareholder value.

 .     Encourage and reward team performance.

 .     Provide managers the ability to recognize and reward key contributors to long-term results and reinforce the Performance Management Process.

 .     Foster a long-term employee orientation to business activities that reflect the Company's Business Vision, Mission and Aspirations.

 .     Tie incentive opportunity to external competitive pay practices and internally to the Company's total compensation objectives.


EFFECTIVE DATE
--------------

 .     The Plan starts on the first day of the 1995 fiscal year.


PLAN ADMINISTRATION
-------------------

 .     The Plan is administered under the direction of the Personnel Committee of the Board of Directors (the Committee). The Committee's determinations and interpretations shall be binding on all Participants.
      Responsibilities include approving:

      --     Design and interpretation of the Plan;

      --     Incentive participation rates;

      --     Financial performance measures and objectives;

      --     Final performance unit values;

      --     Final incentive payments; and

      -- Other terms and conditions that may be recommended by the Chief Executive Officer and Chief Operating Officer.

 .     During any period of time in which the Company and its officers and directors are subject to the requirements imposed by Section 16 of the Securities Exchnage Act of 1934 (the "Act") and the Plan is considered a plan subject to Rule 16b-3 under the Act, the Committee shall be composed of "disinterested persons" as defined in Rule 16b-3. The Committee may delegate administrative responsibilities to Company employees and may delegate to Company management the authority to approve amendments to the Plan. It may not do so if it would result in the Plan not being administered by "disinterested persons" at a time when it is required to be so administered.


ELIGIBILITY
-----------
 .     All salaried employees worldwide who meet the participation criteria are
      Participants in the Plan. Specific participation criteria is determined on a country-by-country basis.


LONG-TERM INCENTIVE AGREEMENT
-----------------------------
 .     At each incentive grant, an incentive agreement is created for each
      Participant that documents the terms, conditions, and rights as determined by the Committee. Terms include the size of the grant, vesting schedules, timing and form of payments, at-will employment, and rights at termination.



TARGET AMOUNTS FOR PARTICIPANTS
-------------------------------
 .     Incentive Target Amounts are set near the beginning of each fiscal year for each Participant using the new base salary and participation rate. The long-term Target Amount for each Participant is determined by multiplying the Participant's annual base salary by a Participation Rate. At year-end targets are adjusted to reflect any salary or participation rate changes that have occurred during the year. The Participation Rate is based on the Participant's salary grade and is expressed as a percent of base salary.

      The participation rates are:

                                                                  LONG-TERM INCENTIVE PARTICIPATION RATE
                                                                            (% OF BASE SALARY)
         Chairman/CEO                                                              130%
                   President/COO                                                   110%
                   GLT                                                              75%
                   Grades 13/14                                                     65%
                   Grade 12                                                         45%
                   Grades 11/35                                                     35%
                   Grades 10/33/34                                                  30%
                   Grades 9/32                                                      25%
                   Grade 30                                                         15%
                   Chain NAM*                                                       15%
                   Grades 7/8                                                       15%
                         NAM*                                                       15%
                   TM, AM, AE**                                                      5%
                   Grades 1 - 6                                                      5%
                   Grades 20 - 26                                                    5%

      *  National Account Manager

      **Territory Manager, Account Manager, Account Executive

      Note: The sales titles and grades are reflective of the pre-CSSC organization.

      . LTIP targets are not prorated to reflect the number of months a Participant was actively employed.

      . Participation Rates will be reviewed on a periodic basis by Human Resources and may be adjusted to keep pay opportunities competitive.

      . The long-term Target Amount is comprised of two parts: a team component and an individual component.

            -- The team component is 20% of the Participant's long-term incentive Target Amount.

            -- The individual component is 80% of the Participant's long-term incentive Target Amount.

      .     Target Amounts are calculated in local currency.


                                 SALES EMPLOYEES
                                 ---------------

      . The method for calculating incentive Target Amounts for Territory Managers, Account Managers, and Account Executives is different than the method used for other employees. The calculation for sales employees is the Participation Rate times the sales income plan, or the Participation Rate times the maximum of certain salary grade levels, whichever is less. Target incentives are limited to the maximum of salary grade 5 for Territory Managers, the maximum of salary grade 6 for Account Managers, and the maximum of a salary grade 7 for Account Executives.

            For purposes of determining the Final Incentive Pool, actual fiscal year earnings (base and sales incentive) or the maximum of the appropriate salary grade level, whichever is less, is used.


                                 INCENTIVE POOL
                                 --------------

      . An Incentive Pool for each Business Unit is determined near the end of each fiscal year. A Business Unit Incentive Pool is the sum of the Target Amounts for each Participant within the Business Unit. If personnel status changes in the Business Unit occur during the year, the Target Amounts on the last day of the fiscal year are used to determine the Incentive Pool.

      . The Company long-term Incentive Pool is the total of all the Business Unit Incentive Pools.


                             INCENTIVE POOL APPROVAL
                             -----------------------

      . The CEO and COO recommend for Committee approval the Incentive Pool after the end of the fiscal year.


                        PARTICIPANT INCENTIVE ALLOCATIONS
                        ---------------------------------

      . Incentive allocations from the Incentive Pool are made annually after the end of the fiscal year.

      . Incentive allocations to Participants in the Plan are determined by the head of the individual's work group, based on team performance and individual contributions.

      . If a Participant meets expectations (as determined in the Performance Management Process), he or she will receive the team component and be eligible to receive an individual incentive allocation.

      . If a Participant's performance does not meet expectations (as determined in the Performance Management Process), no incentive is granted. Any money budgeted for those grants is added back to the individual component of the Business Unit's Incentive Pool making it available for other Participants in the Business Unit.

                            TEAM COMPONENT ALLOCATION
                            -------------------------

            -- The team component allocation is 20% of the Participant's long-term incentive Target Amount.

                         INDIVIDUAL INCENTIVE ALLOCATION

            -- Incentive funds generated by the individual component are allocated to a Participant by the Participant's manager based on performance compared to other Participants in the Business Unit using the following criteria.

                  -     The participant's trend of performance over time

                  -     Current contribution to future success

                  - Relative contribution within the team to future team success

                  - Absolute level of contribution (performance against objectives)

                  -     Initiative

                  -     Continuous learning

                  -     Long-term strategic thinking

            -- Individual incentive allocations must be reviewed and approved by at least two levels of management, the Participant's manager and one level above.


                                 TYPES OF GRANTS

      . After the individual incentive allocations are made, the Final Incentive Amounts are converted into United States dollars.

      . The dollar value is then used as a basis to grant Performance Units (Units).

      .     The dollar value of a Unit for grant purposes is $100.

      .      A detailed description of Performance Units is in Appendix I.

                                 UNFUNDED STATUS
                                 ---------------

      . The Plan is unfunded. A Participant's right to receive payments under the Plan is an unsecured claim against the general assets of the Company. Although the Company may establish a bookkeeping reserve to meet its obligations, any rights acquired by any Participant are no greater than the right of any unsecured general creditor of the Company. References to "Incentive Pools" do not refer to or represent actual, segregated assets of the Company.


                            ACCELERATION OF PAYMENTS
                            ------------------------

      . The Committee may accelerate the vesting schedule and settle all or any individual Participant's long-term performance units.


                                 OTHER BENEFITS
                                 --------------

      . Performance unit grants and payments in respect to those performance units will not be considered as covered compensation when determining any other Company-sponsored benefits (e.g., pension benefits, stock plans).


                           TERMINATION OF EMPLOYMENT:
                           -------------------------

In the case of termination of LTIP participation due to death, retirement, reduction in force, and long-term disability the following apply:

      . A Participant becomes 100% vested in any portion of any grant that has already begun to vest. Performance Units which have not begun to vest are forfeited.

      . Vested Performance Units are paid out as soon as practical after termination.

      .     No new grants are made.

In the case of termination of LTIP participation due to voluntary resignation or involuntary discharge the following apply:

      .     Performance Units which are not vested are forfeited.

      . If an employee resigns or is discharged between the vesting date and payout date, vested Performance Units are payable at the time of regular payout.

                             BENEFICIARY DESIGNATION
                             -----------------------

      . As part of the incentive agreement, each Participant shall name a person or persons as the Beneficiary who is to receive any distribution payable under the Plan in the event of the Participant's death. The most recently designated beneficiary will apply to all distributions unless otherwise specified by the Participant. In the event that no Beneficiary has been properly designated, or if no properly designated Beneficiary survives the Participant, the Participant's estate, or other person entitled under applicable law, shall be the Participant's Beneficiary.


                                NONASSIGNABILITY
                                ----------------

      . No Units or other rights granted under or provided by this Plan are assignable or otherwise transferable by holders or Participants, except by will or by the laws of descent and distribution.


                                EMPLOYMENT RIGHTS
                                -----------------

      . No provision of the Plan gives anyone the right to remain employed with the Company or to continue to receive future incentive grants. The Company reserves the right to terminate any employee's service at any time, with or without cause.

      . A Participant who has committed an act of gross misconduct while an employee of the Company, shall lose all of his or her interest, including any right, under the Plan and shall not be entitled to receive any payment under the Plan.


                 AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN
                 -----------------------------------------------

      . The Committee or its designee(s) may modify, amend, or terminate any or all provisions of the Plan, and establish rules and procedures for its administration, at its discretion and without notice. Any modification made may not cancel out previously granted units.

                                    ADOPTION
                                    --------

To record the adoption of the Long-Term Incentive Plan, the Company has caused its duly authorized officer to execute this document.

                                      Levi Strauss Associates, Inc.

                            By   ____________________________________________

                            Date ____________________________________________

APPENDIX ONE:  PERFORMANCE UNITS
-------------------------------------------------------------------------------

                                    OVERVIEW
                                    --------

A Participant receives a grant of Performance Units (Units) based on his or her final long-term incentive amount. The Participant has the right to receive portions of the monetary value of these units beginning in the fourth year after the grant. The value of each Unit is a fixed United States dollar amount. The unit value is based on the Company's achievement of preset, long-term financial performance objectives.


                                   GRANT DATE
                                   ----------

 .    The Grant Date is the date on which the grant cycle begins. The date Units are actually granted to Participants may be earlier, later, or the same date as the Grant Date.


                                   GRANT CYCLE
                                   -----------

 .    The grant cycle has two parts. The first three years of the cycle is the
     Company performance period. The next two and one-half years is the vesting and payout period.

 .    Each grant cycle is known by the year in which the cycle begins. For example, a grant made in 1995 is known as the 1995 Grant.


                           COMPANY PERFORMANCE PERIOD
                           --------------------------

 .    Company performance is measured over a three-year period for each grant. A new cycle begins each year with each new grant.

 .    After the Company performance period ends, the Committee declares a final unit value.

                               INITIAL GRANT VALUE
                               -------------------

 .    The initial grant value is determined by converting the final incentive amount into United States dollars. The dollar amount is divided by the initial unit value ($100). The result which is rounded to the nearest whole number is the number of performance units granted.


                          PERFORMANCE UNIT DOLLAR VALUE
                          -----------------------------

 .    Performance Units are valued in United States dollars.

 .    The initial value of each Unit is $100. This value is used to determine the number of Units to grant to participants for each grant cycle.

 .    During a grant cycle units have a forecasted value which may change over time. A final unit value is determined at the end of the performance cycle based on the Company's financial performance against internal financial measures (ROI) and external measures (relative total shareholder return).

 .    Final unit values begin as low as zero for below-minimum financial performance. Unit values for above-minimum performance start at $1 and increase with higher levels of financial performance. The maximum unit value is $400. All unit values are subject to Committee approval.


                  FINANCIAL PERFORMANCE MEASURES AND OBJECTIVES
                  ---------------------------------------------

 .    The Committee establishes the financial measures that are used to set the
     Company's financial objectives and assess performance against these objectives.

 .    These financial performance objectives are set for each grant cycle before the grant date.

 .    The final unit value is based on the Company's financial performance against objectives measured at the end of the three-year performance cycle.

 .    Financial measures and objectives are reviewed on a periodic basis and may be modified with the Committee's approval. (The measures and objectives are described in the Financial Performance Measurement Specifications.)

                                FINAL GRANT VALUE
                                -----------------

 .    The final grant value is determined by multiplying the number of Units granted in the grant cycle by the final unit value.

 .    This entire grant is converted into the Participant's local currency just prior to payment of the first third.


                                     VESTING
                                     -------

 .    Vesting for the final grant value occurs in three equal installments on the
     June 1 following the third, fourth, and fifth anniversary of the grant date.


                                    PAYMENTS
                                    --------

 .    Incentive payments are made as soon as practical after the June 1 vesting.
     For example, the first portion of the payments from the 1995 grant will be made in June 1998, the second portion in June 1999, and the third portion in June 2000. The second and third portions are credited with interest. The interest is based on the local prime rate of the area where the grant was originally made.

APPENDIX TWO:  GLOSSARY OF TERMS
-------------------------------------------------------------------------------

 .    Allocation is the process of distributing Final Incentive Amounts from the
     ----------
     Incentive Pool to Participants.

 .    Business Unit: an organizational unit (Corporate/Global, LSNA, LSI etc.)
     -------------
     to which Participants belong and is the basis for AIP funding.

 .    Company is Levi Strauss Associates Inc. (LSAI) and its subsidiaries.
     -------

 .    Final Incentive Amount is the approved total, including both team and
     ----------------------
     individual components, which is converted into a Performance Unit grant for a Participant.

 .    Financial Performance Measures are the business objectives set for the
     ------------------------------
     Company purpose of determining unit values. The Committee identifies which measures are to be used and establishes the specific objectives to be used for each performance cycle.

 .    Grant is the conversion of Final Incentive Amounts into Performance Units.
     -----

 .    Incentive Pool is the sum of the target amounts of the Participants within
     --------------
     a Work Group, determined after the close of the fiscal year.

 .    Involuntary Discharge is an involuntary termination of employment with the
     ---------------------
     Company due to violation of policy, misconduct, unsatisfactory job performance or any other reason deemed by the Company to warrant a discharge.

 .    Long-Term Disability is an authorized leave of absence for an extended
     --------------------
     period of time following a short-term disability of five consecutive months due to personal illness, injury or disability.

 .    Participant is an employee who meets the participation criteria of the
     -----------
     Plan. Participation criteria is determined on a country-by-country basis.

 .    Participation Rate is the percentage used to determine a Participant's
     ------------------
     target amount. A Participation Rate is set for each salary grade level.

 .    Performance Management Process is the program in which performance
     ------------------------------
     objectives are set and measured for individual employees.

 .    Performance Unit (Unit) is a non-monetary grant with an initial value of
     -----------------------
     $100, whose value may go up or down over time based on the Company's achievement of preset, long-term financial performance objectives.

 .    Reduction in Force or layoff is an involuntary termination of employment
     ------------------
     which in the opinion of the Committee, results from the lack of appropriate work for the Participant and is not for the reasons of unacceptable performance or misconduct.

 .    Retirement is a voluntary termination of employment by an employee who
     ----------
     meets the age and service requirement as defined and determined under the pension plan applicable to the Participant.

 .    Target Amount is set near the beginning of the fiscal year. It is
     -------------
     calculated by multiplying the annual base salary by the Participation Rate.

 .    Team Component: The portion of the LTIP target which is automatically
     --------------
     allocated if the employee receives a YES decision.

 .    Vesting: Owning the right to the value of Long-term Performance Units that
     -------
     were granted. Vesting occurs in thirds on June 1st following the 3rd, 4th and 5th anniversaries of the grant date. Upon each June 1st vesting date, the participant owns the right to the value of that one third portion of the performance units.

                             PARTNERS IN PERFORMANCE
                            LONG-TERM INCENTIVE PLAN


                                   AMENDMENTS


         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Partners in Performance Long-Term Incentive Plan (the "LTIP") as the successor to Levi Strauss Associates Inc.;

         WHEREAS, the Company desires to amend the LTIP to clarify the disposition of units in the event of a Participant's disability or leave of absence;

         WHEREAS, the LTIP provides that the Personnel Committee of the Board of Directors of the Company may amend the LTIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of the date hereof, the Company amends the LTIP as set forth below:


         1. The section of the LTIP entitled "Termination of Employment" is amended in its entirety to read as set forth below:

                  TERMINATION OF EMPLOYMENT
                  -------------------------
                  In the case of termination of the employment of an individual who is a Participant in the LTIP by reason of death, retirement, reduction in force and long-term disability,

                  . The individual shall cease to be a Participant in the LTIP;

                  .        No further grants shall be made to the individual;

                  . The individual shall become 100 % vested in any Performance Units which have begun to vest;

                  . Vested Performance Units shall be paid out as soon as practical after termination of employment; and

                  . Performance Units which have not begun to vest shall be forfeited.

                  In the case of termination of the employment of an individual who is a Participant in the LTIP due to voluntary resignation or involuntary discharge other than layoff,

                  .        The individual shall cease to be a Participant;

                  . Performance Units which are not vested shall be forfeited, except as restored pursuant to "Leaves of Absence and Layoff," below; and

                  . The date for payment of vested Performance Units shall not be accelerated or otherwise affected by the termination.


         2. A new section is added after the section entitled "Termination of Employment" to read as set forth below:

                  LEAVES OF ABSENCE AND LAYOFF
                  ----------------------------
                  . For purposes of the LTIP, employment shall be deemed to continue while the Participant is on a Company approved leave of absence for up to 12 months (unless a longer period is approved in writing by the Committee or its delegate). However, in no event shall employment be deemed to continue after the date as of which (i) the Company terminates the Participant's leave of absence or (ii) the Participant is determined to have a long-term disability.

                  . If the employment of a Participant is involuntarily terminated by reason of a layoff and the Participant is rehired by the Company or a Subsidiary within six months of such layoff, then (i) the Performance Units of such Participant which were forfeited pursuant to the "Termination of Employment" section of the LTIP shall be restored and (ii) the employment of the Participant shall be deemed to have continued during the period between the Participant's layoff and the Participant's reemployment by the Company or its Subsidiary.


         3. The definition of "Long-Term Disability" contained in Appendix Two of the LTIP is amended in its entirety to read as set forth below:

                   .       LONG-TERM DISABILITY occurs when
                           --------------------
                           - The Participant is disabled within the meaning of, and eligible for benefits under, a long-term disability program maintained by the Company or a Subsidiary; or

                           - The Participant, in the opinion of the Committee or its delegate, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or can be expected to last for a continuous period of not less than 12 months.


         4. The definition of "Reduction in Force" contained in Appendix Two of the LTIP is amended in its entirety to read as set forth below:

                   .        REDUCTION IN FORCE or LAYOFF, is an involuntary
                            ------------------    ------
                            termination of employment which in the opinion of the Committee or its delegate results from the lack of appropriate work for the Participant and is not for the reasons of unacceptable performance or misconduct.


         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.




-----------------                            -----------------------------------
Date                                         Donna J. Goya

                             PARTNERS IN PERFORMANCE
                            LONG-TERM INCENTIVE PLAN


                                   AMENDMENTS


         WHEREAS, Levi Strauss & Co. (the "Company") maintains the Partners in Performance Long-Term Incentive Plan (the "LTIP");

         WHEREAS, the Company desires to amend the LTIP to provide for additional grants pursuant to the direction of the Personnel Committee of the Board of Directors of the Company (the "Committee");

         WHEREAS, the LTIP provides that the Committee may amend the LTIP at any time and for any reason;

         WHEREAS, by resolutions duly adopted on April 23, 1996, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of the Company the authority to adopt certain amendments to the Plan;

         WHEREAS, on May 2, 1996, Robert D. Haas delegated to Donna J. Goya, Senior Vice President for Global Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

         NOW, THEREFORE, effective as of the beginning of the fiscal year of the Company ending in 1997, the Company amends the LTIP by the addition of a new Appendix Three, to read as set forth below:


                         APPENDIX THREE: SPECIAL GRANTS
                         ------------------------------

         Introduction

         This Appendix Three provides for the award of special grants under the Plan in certain circumstances in addition to the grants otherwise provided for under the Plan.

         AWARD OF SPECIAL GRANTS
         -----------------------
         This Appendix Three does not specifically grant special awards. However, special grants may be made by the Global Leadership Team (or successor entity) under this Appendix Three to the extent authorized by the Committee. Accordingly, the Global Leadership Team shall determine the size of such grant, the identity of the recipient of such grant and all other terms and conditions of such grant, subject to the terms of the relevant Committee authorization.

         APPLICABLE RULES
         ----------------
         Any special grant shall be subject to the general terms of the Plan and shall be interpreted consistent with such terms, except to the extent otherwise provided in the authorization of a special grant by the Committee.

         IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.




-----------------                            -----------------------------------
Date                                         Donna J. Goya